UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                       SCHEDULE 14C INFORMATION

              Information Statement Pursuant to Section 14(c)
                of the Securities Exchange Act of 1934

Check the appropriate box:

| |      Preliminary Information Statement

|_|      Confidential, for Use of the Commission Only
          (as permitted by Rule 14c-5(d)(2))

|x|      Definitive Information Statement

                    Proguard Acquisition Corp.
         (Name of Registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-
11.

         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_|      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

COPY TO:
Jody M. Walker
Attorney At Law
7841 South Garfield Way
Centennial, CO 80122
303-850-7637

                        Proguard Acquisition Corp.
                   2501 E. Commercial Blvd., Suite 207
                         Ft. Lauderdale, FL 33308
                             954-491-0704

Dear Stockholders:

           On October 22, 2010, the board of directors of Proguard Acquisition Corp. adopted a resolution approving an amendment to our Articles of Incorporation to effect an increase in the number of authorized shares of common stock of Proguard Acquisition from fifty million (50,000,000) shares of common stock, par value $0.001 per share, to two hundred million (200,000,000) shares of common stock, par value $0.001 per share.

Proguard Acquisition obtained the written consent of stockholders representing 51.52% of Proguard Acquisition's outstanding common stock as of October 15, 2010 approving an amendment to Proguard Acquisition's Articles of Incorporation to affect the above-mentioned Authorized Capital Increase. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase will not be filed with the Secretary of State for the State of Florida, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of Proguard Acquisition's stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with the requirements of United States federal securities laws. This Information Statement is being mailed on or about November 8, 2010 to all of Proguard Acquisition's stockholders of record as of the close of business on October 15, 2010.


By Order of the Board of Directors.

/s/Norman Becker
----------------------------------
Name:  Norman Becker
Title: Chief Financial Officer/Director

                          INFORMATION STATEMENT

                            November 8, 2010

                        Proguard Acquisition Corp.
                   2501 E. Commercial Blvd., Suite 207
                         Ft. Lauderdale, FL 33308
                             954-491-0704


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US
A PROXY

This Information Statement is furnished by the Board of Directors of Proguard Acquisition Corp., a Florida Corporation to the holders of record at the close of business on October 15, 2010 of Proguard Acquisition's outstanding common stock, par value $0.001 per share, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and pursuant to Section 607.0704 of the Florida Revised Statutes.

The cost of furnishing this Information Statement will be borne by us. We will mail this Information Statement to registered stockholders and certain beneficial stockholders where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

This Information Statement informs stockholders of the action taken and approved on October 22, 2010 by Proguard Acquisition's Board of Directors and by our stockholders holding 51.52% of Proguard Acquisition's common stock issued and outstanding on October 15, 2010. Proguard Acquisition's Board of Directors and the Majority Stockholders approved an amendment of Proguard Acquisition's Articles of Incorporation to effect an increase in the number of authorized shares of common stock of Proguard Acquisition from fifty million (50,000,000) shares of common, par value $0.001 per share, to two hundred million (200,000,000) shares of common stock, par value $0.001 per share.

Accordingly, all necessary corporate approvals in connection with the amendment to our Articles of Incorporation to affect the Authorized
Capital Increase have been obtained.   This Information Statement is
furnished solely for the purpose of informing our stockholders, in the manner required under the Exchange Act of these corporate actions. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective and a Certificate of Amendment to our Articles of Incorporation effectuating the Authorized Capital Increase will not be filed with the Secretary of State for the State of Nevada, until twenty
(20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. Therefore, this Information Statement is being sent to you for informational purposes only.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO
STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED
HEREIN.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

Proguard Acqusition's stockholders as of the Record Date are being furnished copies of this Information Statement. This Information
Statement is first being mailed or furnished to our stockholders on or about November 8, 2010.


                          NO DISSENTERS' RIGHTS

Pursuant to the Florida Revised Statues, the corporate action described in this Information Statement will not afford stockholders the opportunity to dissent from the actions described herein and to receive an agreed or judicially appraised value for their shares.

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF
STOCKHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF PROGUARD ACQUISITION CORP. IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED OCTOBER 22, 2010.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on October 22, 2010, Proguard Acquisition Corp., a Florida corporation obtained the unanimous written consent of its board of directors and the written consent of stockholders holding 1,700,000 shares of common stock of Proguard Acquisition or 51.52% of the voting power of the issued and outstanding shares of Proguard Acquisition's common stock approving an amendment of our Articles of Incorporation to affect an increase in the number of authorized shares of common stock of Proguard Acquisition from fifty million (50,000,000) shares of common stock, par value $0.001 per share, to two hundred million (200,000,000) shares of common stock, par value $0.001 per share.


              OUTSTANDING SHARES AND VOTING RIGHTS

As of October 15, 2010 (the "Record Date"), Proguard Acquisition's authorized capitalization consisted of 50,000,000 shares of common stock, of which 3,300,000 shares were issued and outstanding.

Each share of common stock of Proguard Acquisition entitles its holder to one vote on each matter submitted to Proguard Acquisition's stockholders. However, because the Majority Stockholders have consented to the foregoing actions by resolution dated October 22, 2010, in lieu of a special meeting in accordance with Section 607.0704 of the Florida Revised Statutes and because the Majority Stockholders have sufficient voting power to approve such actions through their ownership of common stock, no other stockholder vote will be solicited in connection with this Information Statement.


    AMENDMENT TO PROGUARD ACQUISITION'S ARTICLES OF INCORPORATION

The Board of Directors and Majority Stockholders have approved an amendment to our Articles of Incorporation to affect the Authorized Capital Increase.

We intend to file a Certificate of Amendment to our Articles of Incorporation with the Secretary of State for the State of Florida effectuating the above action. Pursuant to Rule 14c-2 under the Exchange Act, the actions will not be effective, and the Certificate of Amendment will not be filed, until twenty (20) days after the date this Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of our stockholders. It is presently contemplated that such filing will be made on or about November 8, 2010.

The Authorized Capital Increase
The purpose of the Authorized Capital Increase is to increase the number of shares of our common stock available for issuance to investors who agree to provide Proguard Acquisition with the funding it requires to continue its operations, and/or to persons in connection with potential acquisition transactions, warrant or option exercises and other transactions under which our Board of Directors may determine is in the best interest of Proguard Acquisition and our stockholder to issue shares of common stock. As of the date of this Information Statement, we have not identified any potential investors and have not entered into any agreements relating to any potential investment in Proguard Acquisition or otherwise pursuant to which we will issue shares of common stock.

The Authorized Capital Increase will not have any immediate effect on the rights of existing stockholders, but may have a dilutive effect our existing stockholders if additional shares are issued.

We are not increasing our authorized common stock to construct or enable any anti-takeover defense or mechanism on behalf of Proguard Acquisition. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, we have no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

                  EFFECTIVE DATE OF THE AMENDMENT

           Pursuant to Rule 14c-2 under the Exchange Act, the Authorized Capital Increase will not be effective, until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders. Proguard Acquisition anticipates that this Information Statement will be mailed to our stockholders as of the Record Date on or about November 8, 2010. Therefore, Proguard Acquisition anticipates that the Authorized Capital Increase will be effective, and the Certificate of Amendment to our Articles of Incorporation will be filed with the Secretary of State for the State of Florida, on or about November 28, 2010.

           Proguard Acquisition has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of Proguard Acquisition's common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.


   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tabulates holdings of shares of Proguard Acquisition by each person or entity who, subject to the above, as of October 15, 2010, holds of record or is known by management to own beneficially more than 5.0% of the common shares and, in addition, by all directors and officers of Proguard Acquisition, individually and as a group. Each named beneficial owner has sole voting and investment power with respect to the shares set forth opposite his name.

Name of Beneficial Owners            Common Stock
                                   Beneficially Owned   Percentage Owned
Allerton Towne                           0                   0.00%
1960 NE 30th Court
Lighthouse Point, FL 33064

Frank R. Bauer                     300,000                   9.09%
710 Cactus Flats Road
Carbondale, Colorado 91623

Norman H. Becker                   200,000                   6.06%
1909 Tyler Street, #603
Hollywood, FL 33020

Ricardo A. Rivera                        0                   0.00%
1422 North Royal Cove Circle
Davie, FL 33325

Directors and Officers,
   as a group                      500,000 directly         15.15%

Other 5% holders
----------------
Corrections Systems
 International, Inc.               300,000(1)                9.09%
2501 E. Commercial Boulevard
Suite 207
Ft. Lauderdale, FL 33308

Financial Communications, Inc.     283,450(2)                8.59%
P.O. Box 904 Pompano
Pompano Beach, FL 33061

Professional Programmers, Inc.     250,000(3)                7.58%
P.O. Box 1352
Pompano Beach, FL 33061

Ronald A. Martini & Diane Martini  216,550 directly          6.56%
2757 NE 31 Street                  983,450 indirectly       29.80%
Lighthouse Pt, FL 33064

Based upon 3,300,000 issued and outstanding as of October 15, 2010.

1. Corrections Systems International, Inc. is controlled by Ronald A. and Diane Martini.
2.  Financial Communications, Inc. is controlled by Ronald A. and Diane
Martini.
3.  Professional Programmers, Inc. is controlled by Ronald A. and Diane
Martini.


          VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of October 15, 2010, there were 3,300,000 shares of Proguard
Acquisition's common stock issued and outstanding. Each holder of common stock is entitled to one vote per share.

Stockholders holding in the aggregate 1,700,000 shares of common stock of Proguard Acquisition, or 51.52% of the voting power of our outstanding shares of common stock, have approved the Authorized
Capital Increase by written consent dated October 22, 2010.

                        VOTING PROCEDURES

Pursuant to the Florida Statutes and our Articles of Incorporation, the affirmative vote of the holders of a majority of our outstanding common stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the Majority Stockholders as described herein. As a result, the amendment to our Articles of Incorporation has been approved and no further votes will be needed.


      INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the amendment of our Articles of Incorporation relative to the increase in authorized common shares.


                  DISSENTER'S RIGHT OF APPRAISAL

Under Florida law, stockholders are not entitled to dissenter's rights of appraisal with respect to the increase in authorized common shares.


            WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Proguard Acquisition Corp. is subject to the informational requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. Reports and other information filed by Proguard Acquisition can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to Proguard Acquisition Corp. at 2501 E. Commercial Blvd., Suite 207, Ft. Lauderdale, FL 33308.

                 STOCKHOLDERS SHARING AN ADDRESS

Unless we have received contrary instructions from a stockholder, we are delivering only one Information Statement to multiple stockholders sharing an address. We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder who wishes to receive a separate copy of the Information Statement may make such a request in writing to Proguard Acquisition Corp. at 2501 E. Commercial Blvd., Suite 207, Ft. Lauderdale, FL 33308.

On behalf of the Board of Directors,

/s/ Norman Becker				November 8, 2010
--------------------------
Norman Becker
Title: Chief Financial Officer
	 Director